SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2003

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

     On November 6, 2003, at a regular meeting of the Board of Directors of Level 3 Communications, Inc. (the "Company"), the Board of Directors amended and restated in its entirety the by-laws of the Company. The Amended and Restated By-Laws of the Company dated November 6, 2003, are filed as exhibit 3.1 to this Current Report.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

          3.1 Amended and Restated By-Laws of Level 3 Communications, Inc. dated November 6, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



November 7, 2003                     By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President

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